Exhibit 10.3

IRREVOCABLE INSTRUCTIONS TO TRANSFER AGENT

Date:  March 30, 2012

To the transfer agent of SILVER FALCON MINING, INC.

Re:

Instruction to Transfer Shares

Ladies and Gentlemen:

Reference is made to that certain Convertible Promissory Note dated as of March 30, 2012 (the “Note”), made by Silver Falcon Mining, Inc., a Delaware corporation (the “Company”), pursuant to which the Company agreed to pay to Iliad Research and Trading, LP, a Delaware limited partnership, its successors and/or assigns (the “Holder”), the aggregate sum of $566,500.00 plus interest, fees, and collection costs. The Note was issued pursuant to that certain Securities Purchase Agreement dated March 30, 2012, by and between the Company and the Holder (the “Purchase Agreement” and together with the Note and all other documents entered into in conjunction therewith, including any amendments or waivers, the “Loan Documents”).  Pursuant to the terms of the Note, at the option of the Holder, the Note may be converted into shares of the Class A Common Stock, par value $0.0001 per share, of the Company (the “Common Stock”) (the shares of Common Stock issuable upon conversion, the “Shares”).

This irrevocable letter of instructions (“Letter”) shall serve as the authorization and direction of the Company to SIGNATURE STOCK TRANSFER, INC. or its successors as transfer agent to the Company (also referred to herein as “you” or “your”), to issue shares of Common Stock to the Holder, upon the order of the Holder, upon conversion of the Note, as follows:

1.

You shall issue the Shares free of any restrictive legend to the Holder upon a conversion of all or any portion of the Note upon delivery to you of (a) a duly executed Notice of Conversion substantially in the form attached hereto as Exhibit A (the “Notice of Conversion”), and (b) either (i) written confirmation from the Holder that the Shares are registered pursuant to an effective registration statement, or (ii) a legal opinion as to the free transferability of the Shares from counsel, dated within ninety (90) days from the date of conversion, to either the Holder or the Company; provided, however, that in the event the legal opinion is not provided as described above, you will issue the Shares subject to a restrictive legend. For the avoidance of doubt, this Letter is your authorization and instruction by the Company to issue the Shares pursuant to this Letter without any further authorization or direction from the Company. You shall rely exclusively on the instructions in this Letter and shall have no liability for relying on any Notice of Conversion, whether provided by the Holder or the Company. Any Notice of Conversion delivered hereunder shall constitute an irrevocable instruction to you to process such notice or notices in accordance with the terms thereof, without any further direction or inquiry. Such notice or notices may be transmitted to you by fax, email, or any commercially reasonable method.

2.

In the case of a request for Shares pursuant to Paragraph 1 above, you shall, within three (3) Trading Days (as defined below) thereafter, (a) if you are eligible to participate in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, credit such aggregate number of shares of the Common Stock to the Holder’s or its designee’s balance account with DTC through the Deposit Withdrawal at Custodian (“DWAC”) system, provided the Holder causes its bank or broker to initiate the DWAC transaction, or (b) if you are not eligible to participate in the DWAC system, issue and deliver to the Holder, via a common carrier for overnight delivery, to the address as specified in the

Signature Page to Irrevocable Instructions to Transfer Agent Letter

Notice of Conversion a certificate or certificates, registered in the name of the Holder or its designee(s), for such number of shares of Common Stock as may be requested by the Holder to be transferred as set forth in the Notice of Conversion up to the number of Shares evidenced by the certificates.  For purposes hereof, “Trading Day” shall mean any day on which the New York Stock Exchange is open for customary trading. Notwithstanding any other provision hereof, the Company and the Holder understand that you shall not be required to perform any issuance or transfer of Shares if (i) such an issuance or transfer of Shares is in violation of any state or federal securities laws or regulations, or (ii) the issuance or transfer of Shares is prohibited or stopped as required or directed by a court order.

3.

You understand that a delay in either the crediting of Shares or the delivery of certificates hereunder, as the case may be, could result in economic loss to the Holder and that time is of the essence in your processing of a Notice of Conversion or the Notice of Exercise.

4.

To the extent the applicable Shares being issued will be certificated, the certificates representing the Shares to be issued pursuant to Paragraph 1 above, if the date on which the Notice of Conversion is submitted to you is (i) more than twelve (12) months following the date of issuance of the Note, or (ii) more than six (6) months following the date of issuance of the Note and the Company is subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended; shall (a) be in the name of the Holder, (b) not bear any legend restricting transfer , (c) not be subject to any stop-transfer restrictions, and (d) shall otherwise be freely transferable on the books and records of the Company pursuant to the opinion of counsel described in Paragraph 1 above. You will accept such opinion of counsel provided that it opines that the certificates may be issued or delivered without restrictive legend in accordance with the applicable securities laws of the United States.

5.

The Company hereby confirms to you and to the Holder that no instruction other than as contemplated herein will be given to you by the Company with respect to the matters referenced herein. The Company hereby authorizes you, and you shall be obligated, to disregard any contrary instruction received by or on behalf of the Company or any other person purporting to represent the Company.

6.

The Company hereby agrees to notify the Holder in the event of any replacement of SIGNATURE STOCK TRANSFER, INC. as the Company’s transfer agent.

7.

The Company acknowledges that the Holder is relying on the representations and covenants made by the Company in this Letter and that the representations and covenants contained in this Letter constitute a material inducement to the Holder to make the loan evidenced by the Note.  The Company further acknowledges that without such representations and covenants of the Company made in this Letter, the Holder would not have made the loan to the Company evidenced by the Note.

8.

The Holder is an intended third-party beneficiary of this Letter. The parties hereto specifically acknowledge and agree that in the event of a breach or threatened breach by a party hereto of any provision hereof, the Holder will be irreparably damaged, and that damages at law would be an inadequate remedy if this Letter were not specifically enforced.  Therefore, in the event of a breach or threatened breach of this Letter, the Holder shall be entitled, in addition to all other rights or remedies, to an injunction restraining such breach, without being required to show any actual damage or to post any bond or other security, and/or to a decree for a specific performance of the provisions of this Letter.

9.

This Letter shall be fully binding and enforceable against the Company even if it is not signed by the transfer agent. If the Company takes (or fails to take) any action contrary to this Letter, then such action or inaction will be a default under the Loan Documents. Although no additional direction is required by the Company, any refusal by the Company to immediately confirm this Letter and the instructions contemplated herein to transfer agent will be a default under the Loan Documents.

Signature Page to Irrevocable Instructions to Transfer Agent Letter

10.

By signing below, each individual executing this Letter on behalf of an entity represents and warrants that he or she has authority to so execute this Letter on behalf of such entity and thereby bind such entity to the terms and conditions hereof.

Very truly yours,

SILVER FALCON MINING, INC.

By:

Name:

Title:

ACKNOWLEDGED AND AGREED:

THE HOLDER:

ILIAD RESEARCH AND TRADING, LP

By: Iliad Management, LLC, its General Partner

By: Fife Trading, Inc., its Manager

By:

      John M. Fife, President

THE TRANSFER AGENT:

SIGNATURE STOCK TRANSFER, INC.

By:

Name:

Title:

Attachments:

Exhibit A – Form of Notice of Conversion

Signature Page to Irrevocable Instructions to Transfer Agent Letter

EXHIBIT A

FORM OF NOTICE OF CONVERSION